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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF JULY 15, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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      DELAWARE                        333-104153             06-1442101
-----------------------------        ------------        ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On August 15, 2003, a single series of certificates, entitled Soundview Home Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 15, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class S Certificates", "Class M-1 Certificates", "Class M- 2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class C Certificates", "Class ARR-1 Certificates", "Class ARR-2 Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $253,163,000 as of July 15, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 15, 2003, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A Certificates, the Class S Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class C Certificates, the Class ARR-1 Certificates, the Class ARR-2 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated August 15, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                     Initial Certificate Principal
Class                   Balance or Notional Amount        Pass-through Rate
-----                   --------------------------        -----------------
  A                      $   216,582,000.00                    Variable
  S                      $    42,830,505.00                    Fixed
 M-1                     $    19,149,000.00                    Variable
 M-2                     $    17,432,000.00                    Variable
 M-3                     $     3,302,000.00                    Variable
 M-4                     $     3,302,000.00                    Variable
 M-5                     $     2,905,000.00                    Variable
  C                      $     1,452,974.36                    Variable
ARR-1                    $     1,788,679.19                    N/A
ARR-2                    $     2,221,150.56                    N/A
  R                                  100.00%                   N/A
  R-X                                100.00%                   N/A
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            The Certificates, other than the Class M-3 Certificates, the Class
M-4 Certificates, Class M-5 Certificates, Class C Certificates, the Class ARR-1 Certificates, the Class ARR-2 Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 2003 and the Prospectus Supplement, dated August 15, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                        Description
         -----------                        -----------
              4.1                           Pooling and Servicing Agreement,
                                            dated as of July 15, 2003, by and
                                            among Financial Asset Securities
                                            Corp. as Depositor, Litton Loan
                                            Servicing LP as Servicer and
                                            Deutsche Bank National Trust Company
                                            as Trustee, relating to the Series
                                            2003-1 Certificates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2003

                                      FINANCIAL ASSET SECURITIES CORP.


                                      By:   /s/ Frank Skibo
                                        --------------------------------------
                                      Name:     Frank Skibo
                                      Title:    Senior Vice President


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                                INDEX TO EXHIBITS




                                                                  Sequentially
Exhibit No.        Description                                    Numbered Page
-----------        -----------                                    -------------
    4.1           Pooling and Servicing Agreement, dated as of       7
                  July 15, 2003, by and among Financial Asset
                  Securities Corp. as Depositor, Litton Loan
                  Servicing LP as Servicer and Deutsche Bank
                  National Trust Company as Trustee, relating to the Series 2003-1 Certificates.






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                                   Exhibit 4.1